Exhibit 99.1

NYSE American: UEC

TSX: UEX

Uranium Energy Corp and UEX Corporation Agree to Amendment to the Arrangement Agreement; Special Meeting of UEX Securityholders will Remain on Monday, August 15, 2022

UEC Pro Forma Ownership Changes to 85.7% Compared to Previously Disclosed at 85.8% on Basic Share Basis

Corpus Christi, TX and Saskatoon, Saskatchewan August 15, 2022 – Uranium Energy Corp. (NYSE American: UEC, the “Company” or “UEC”) and UEX Corporation (TSX:UEX, “UEX”) are pleased to announce that they have entered into a further amending agreement (the “Amending Agreement”) to the previously announced arrangement agreement dated June 13, 2022, as amended June 23, 2022 and August 5, 2022, among UEX, UEC and UEC 2022 Acquisition Corp., pursuant to which UEC will acquire all of the issued and outstanding common shares of UEX (“UEX Shares”) by way of a statutory plan of arrangement (the “Arrangement”) under the Canada Business Corporations Act (the “Transaction”).

Under the terms of the Amending Agreement, holders of UEX Shares (“UEX Shareholders”) will now receive 0.090 of one common share of UEC (a “UEC Share”) for each UEX Share held, implying consideration of approximately C$0.497 per UEX Share based on the closing price of UEX Shares and UEC Shares on the Toronto Stock Exchange and the NYSE American Exchange, respectively, and the spot exchange rate as of August 12, 2022. The Amending Agreement also increases the termination fee (to be paid by UEX to UEC if the Transaction is terminated in certain specified circumstances) to U.S.$9 million. In addition, under the terms of the Amending Agreement, UEX has agreed that UEX will accept proxies for the special meeting of UEX Securityholders to approve the Transaction (the “Meeting”), which will be held at 10:00 a.m. (Vancouver time) today, up to the time of the commencement of the Meeting. Other than the foregoing, the terms of the Transaction remain unamended.

The terms of the Amending Agreement were agreed following receipt by UEX of a competing acquisition proposal on August 8, 2022 for all of the issued and outstanding UEX Shares.

Board of Directors’ Recommendations

The Amending Agreement has been unanimously approved by the Board of Directors of UEX who continue to recommend that UEX Shareholders and holders of options and restricted share units of UEX (collectively, the “UEX Securityholders”) vote in favour of the Transaction. The Amending Agreement has also been unanimously approved by the Board of Directors of UEC.

Transaction Conditions and Timing

Full details of the Transaction are included in the management information circular of UEX dated July 8, 2022 (the “Circular”). The Transaction will be subject to the approval of at least (i) 66 2/3% of the votes cast by UEX Shareholders, and (ii) 66 2/3% of the votes cast by UEX Securityholders, voting together as a single class, at the Meeting, which will continue to be held on Monday, August 15, 2022, at 10:00 a.m. (Vancouver time) at the Metropolitan Hotel, 645 Howe Street, Vancouver, British Columbia.

If the UEX Securityholders approve the Arrangement at the Meeting, it is currently anticipated that the Arrangement will be completed in by the end of August, subject to obtaining court approval, stock exchange approval and certain required regulatory approvals, as well as the satisfaction or waiver of other conditions contained in the Arrangement Agreement.

On completion of the Arrangement, former UEX Shareholders are expected to hold approximately 14.3% (instead of 14.2% as previously disclosed) of the outstanding UEC Shares (on a pro forma ownership basis based on the issued and outstanding UEC Shares as of the date hereof).

None of the securities to be issued pursuant to the Transaction have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws, and any securities issuable in the Transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act and applicable exemptions under state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities.

UEX Securityholders who have questions regarding the Transaction should contact Laurel Hill Advisory Group by telephone at 1-877-452-7184 (North American Toll Free) or 1-416-304-0211 (Outside North America), or by email at assistance@laurelhill.com.

About Uranium Energy Corp

Uranium Energy Corp is America’s leading, fastest growing, uranium mining company listed on the NYSE American. UEC is a pure play uranium company and is advancing the next generation of low-cost, environmentally friendly In-Situ Recovery (ISR) mining uranium projects. The Company has two production ready ISR hub and spoke platforms in South Texas and Wyoming, anchored by fully licensed and operational processing capacity at the Hobson and Irigaray plants. UEC also has seven U.S. ISR uranium projects with all of their major permits in place. Additionally, the Company has other diversified holdings of uranium assets, including: (1) one of the largest physical uranium portfolios of U.S. warehoused U3O8; (2) a major equity stake in the only royalty company in the sector, Uranium Royalty Corp.; and (3) a pipeline of resource-stage uranium projects in Arizona, Colorado, New Mexico and Paraguay. The Company’s operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

About UEX Corporation

UEX is a Canadian uranium and cobalt exploration and development company involved in an exceptional portfolio of uranium projects. UEX’s directly-owned portfolio of projects is located in the eastern, western and northern perimeters of the Athabasca Basin, the world's richest uranium region which in 2020 accounted for approximately 8.1% of the global primary uranium production. In addition to advancing its uranium development projects through its ownership interest in JCU, UEX is currently advancing several other uranium deposits in the Athabasca Basin which include the Paul Bay, Ken Pen and Ōrora deposits at the Christie Lake Project , the Kianna, Anne, Colette and 58B deposits at its currently 49.1%-owned Shea Creek Project, the Horseshoe and Raven deposits located on its 100%-owned Horseshoe-Raven Project and the West Bear Uranium Deposit located at its 100%-owned West Bear Project.

Additional Information

Full details of the amendment are set out in the Amending Agreement, which will be filed by UEX under its profile on SEDAR at www.sedar.com and UEC under its profiles on SEDAR at www.sedar.com and EDGAR at www.sec.gov. In addition, further information regarding the Arrangement has been shared in the Circular prepared in connection with the Meeting and filed on UEX’s profile on www.sedar.com. All UEX Securityholders are urged to read the Amending Agreement and the Circular, as they will contain additional important information concerning the Arrangement.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Twitter: @UraniumEnergy

Stock Exchange Information:
NYSE American: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, market and other conditions, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

Forward-Looking Statement Cautions

This news release includes certain “Forward‐Looking Statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward‐looking information” under applicable Canadian securities laws. These forward‐looking statements or information relate to, among other things: the ability of UEC and UEX to satisfy the other conditions to, and to complete the Arrangement; and the anticipated timing of closing of the Arrangement.

These statements reflect the parties’ respective current views with respect to future events and are inherently subject to significant business, economic, competitive, political and social uncertainties and contingencies. Such factors include, the synergies expected from the Arrangement not being realized; business integration risks; fluctuations in general macro‐economic conditions; fluctuations in securities markets and the market price of UEC Shares; fluctuations in the spot and forward price of uranium or certain other commodities (such as natural gas, fuel oil and electricity); fluctuations in the currency markets (such as the Canadian dollar and the U.S. dollar); changes in national and local government, legislation, taxation, controls, regulations and political or economic developments in Canada and the United States; operating or technical difficulties in connection with mining or development activities; risks and hazards associated with the business of mineral exploration, development and mining (including environmental hazards and industrial accidents); risks relating to the credit worthiness or financial condition of suppliers, refiners and other parties with whom the parties do business; inability to obtain adequate insurance to cover risks and hazards; and the presence of laws and regulations that may impose restrictions on mining, availability and increasing costs associated with mining inputs and labour; the speculative nature of mineral exploration and development, including the risks of obtaining necessary licenses, permits and approvals from government authorities; title to properties; and the factors identified under the caption “Risk Factors” in UEC’s Form 10K and under the caption “Risk Factors” in UEX’s Annual Information Form.

In addition, the failure of UEX to comply with the terms of the Amending Agreement may result in UEX being required to pay a termination fee to UEC, the result of which could have a material adverse effect on UEX’s financial position and results of operations and its ability to fund growth prospects and current operations. Although the UEX has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause results not to be anticipated, estimated or intended. The parties do not intend, and do not assume any obligation, to update these forward‐looking statements or information to reflect changes in assumptions or changes in circumstances or any other events affecting such statements or information, other than as required by applicable law.